EXHIBIT 21.1
                                                                    ------------

                     SUBSIDIARIES OF WASTE CONNECTIONS, INC.

                                                                               Other Names
                                                               State of        Under Which
                                                             Incorporation/      Conducts
Subsidiary                                                   Organization        Business
----------                                                   ------------        --------
AMADOR SERVICES, LLC                                         California
AMERICAN DISPOSAL COMPANY, INC.                              Washington
AMERICAN SANITARY SERVICE, INC.                              Oregon
ARROW SANITARY SERVICE, INC.                                 Oregon            Arrow Sanitary
                                                                               Oregon Paper Fiber
BANDON DISPOSAL & RECYCLING, INC.                            Oregon
BUTLER COUNTY LANDFILL, INC.                                 Nebraska
CAMINO REAL ENVIRONMENTAL CENTER, INC.                       New Mexico
CITY SANITATION, INC.                                        Utah
COASTAL ROLLOFF SERVICE                                      California
COLD CANYON LANDFILL, INC.                                   California        Cold Canyon
                                                                                  Processing Facility
COLUMBIA RESOURCE CO., LP                                    Washington
COMMUNITY REFUSE DISPOSAL, INC.                              Nebraska
CONTRACTORS WASTE SERVICES, INC.                             Kentucky
CORRAL DE PIEDRA LAND COMPANY                                California
CURRY TRANSFER AND RECYCLING, INC.                           Oregon            City Transfer
                                                                                  & Recycling
                                                                               County Transfer
                                                                                  & Recycling
                                                                               Country Transfer
                                                                                  & Recycling
                                                                               Extra Mile Disposal
                                                                                  & Hauling
                                                                               Westlane Disposal
                                                                               Harrell's Septic
                                                                               Roto-Rooter of
                                                                                  Curry County
                                                                               Sandy's Disposal
                                                                                  Service
DM DISPOSAL CO., INC.                                        Washington        American Portable
                                                                                  Storage
                                                                               D.M. Recycling
                                                                               Superior Refuse
                                                                                  Removal
DENVER REGIONAL LANDFILL, INC.                               Colorado
EL PASO DISPOSAL, LP                                         Texas             Caprock Waste
                                                                                  Services
                                                                                  Company, LLC
                                                                               Waste Wranglers
ENVIRONMENTAL TRUST COMPANY                                  Tennessee
ENVIRONMENTAL WASTE SYSTEMS, INC.                            Oregon            Clatskanie Sanitary
                                                                                  Service
                                                                               Hudson Portable
                                                                                  Toilet Service
                                                                               Hudson's Garbage
                                                                                  Service
ETC OF GEORGIA, INC.                                         Georgia           Polk County Landfill
FINLEY-BUTTES LIMITED PARTNERSHIP                            Oregon            Finley Buttes Landfill
FINNEY COUNTY LANDFILL, INC.                                 Delaware             Company
G&P DEVELOPMENT, INC.                                        Nebraska
ISLAND DISPOSAL, INC.                                        Washington        Whidbey Recycling
                                                                                  Services
J BAR J LAND, INC.                                           Nebraska
LEALCO, INC.                                                 Texas             ABC Waste Collection
                                                                               ABC Waste Disposal
LES' COUNTY SANITARY, INC.                                   Oregon
LES' SANITARY SERVICE, INC.                                  Oregon
MADERA DISPOSAL SYSTEMS, INC.                                California        Allied Disposal
                                                                                  Company
                                                                               Bishop Waste
                                                                                  Disposal
                                                                               Riverdale Disposal
                                                                                  Service
                                                                               Sierra Disposal
                                                                               Western Johns
MAMMOTH DISPOSAL COMPANY                                     California
MANAGEMENT ENVIRONMENTAL NATIONAL, INC.                      Washington
MASON COUNTY GARBAGE CO., INC.                               Washington
MILLENIUM WASTE INCORPORATED                                 Indiana           Quad Cities Landfill
MISSION COUNTRY DISPOSAL                                     California        Tri City Disposal
MORRO BAY GARBAGE SERVICE                                    California
MURREY'S DISPOSAL COMPANY, INC.                              Washington        Olympic Disposal
NEBRASKA ECOLOGY SYSTEMS, INC.                               Nebraska
NOBLES COUNTY LANDFILL, INC.                                 Minnesota
NORTH BEND SANITATION SERVICE, INC.                          Oregon
NORTHERN PLAINS DISPOSAL INC.                                Delaware
OKLAHOMA CITY WASTE DISPOSAL, INC.                           Oklahoma
OKLAHOMA LANDFILL HOLDINGS, INC.                             Delaware
OSAGE LANDFILL, INC.                                         Oklahoma
PIERCE COUNTY LANDFILL MANAGEMENT, INC.                      Delaware
PIERCE COUNTY RECYCLING COMPOSTING & DISPOSAL, LLC           Washington
RED CARPET LANDFILL, INC.                                    Oklahoma
RH FINANCIAL CORPORATION                                     Washington
RHINO SOLID WASTE, INC.                                      New Mexico
SAN LUIS GARBAGE COMPANY                                     California        SLOCO Recycles
SANTEK ENVIRONMENTAL OF MISSISSIPPI, L.L.C.                  Mississippi
SCOTT SOLID WASTE DISPOSAL COMPANY                           Tennessee         TWM-Landfill
SOUTH COUNTY SANITARY SERVICE, INC.                          California        Nipomo Garbage
                                                                                  Company
                                                                               Nipomo Recycling
                                                                                  Center
SOUTHERN PLAINS DISPOSAL, INC.                               Delaware
TACOMA RECYCLING COMPANY, INC.                               Washington
TENNESSEE WASTE MOVERS, INC.                                 Delaware          Volunteer Landfill
WASCO COUNTY LANDFILL, INC.                                  Delaware          Republic Services of
                                                                                  Oregon
WASTE CONNECTIONS MANAGEMENT SERVICES, INC.                  Delaware
WASTE CONNECTIONS OF ALABAMA, INC.                           Delaware          Competitive Waste
                                                                                  Systems
WASTE CONNECTIONS OF ARIZONA, INC.                           Delaware
WASTE CONNECTIONS OF ARKANSAS, INC.                          Delaware
WASTE CONNECTIONS OF CALIFORNIA, INC.                        California        Betts Disposal Service
                                                                               GreenTeam
                                                                               GreenTeam of San Jose
                                                                               Westside Sanitation
WASTE CONNECTIONS OF COLORADO, INC.                          Delaware          Denver Roll-Off Service
                                                                               Platte Valley Disposal
                                                                               Town & Country
                                                                                  Disposal
WASTE CONNECTIONS OF ILLINOIS, INC.                          Delaware          Millenium Waste
                                                                               Millenium Waste
                                                                                  of Mansfield
WASTE CONNECTIONS OF IOWA, INC.                              Iowa              Huberg Solid Waste
                                                                                  Management
                                                                               Millenium Waste
                                                                               Stone Roll-Off
                                                                               Stone Sanitation
                                                                               Town & Country
                                                                                  Disposal
                                                                               Whaley Waste
                                                                                  Systems
WASTE CONNECTIONS OF KANSAS, INC.                            Delaware          Collectia LTD
                                                                               Northend Disposal
                                                                               Salina Waste Systems
WASTE CONNECTIONS OF KENTUCKY, INC.                          Delaware          Mid-State Recycling
                                                                                  Waste Systems
                                                                               Mid-State Waste
WASTE CONNECTIONS OF MINNESOTA, INC.                         Minnesota         Schaap Sanitation
                                                                               Ulrich Sanitation
                                                                               L&L Sanitation
                                                                               Ritter's Sanitary
                                                                                  Service
WASTE CONNECTIONS OF MISSISSIPPI, INC.                       Delaware          Asco Sanitation
                                                                               Buck Run Landfill
                                                                               Northeast Mississippi
                                                                                  Regional Landfill
                                                                               Oxford Waste
                                                                                  Services
WASTE CONNECTIONS OF MISSOURI, INC.                          Delaware
WASTE CONNECTIONS OF MONTANA                                 Delaware          Victor Transfer
WASTE CONNECTIONS OF NEBRASKA, INC.                          Delaware          Allied Refuse
                                                                               B&B Sanitary Service
                                                                               Big Red Roll Off
                                                                               Central Waste
                                                                                  Disposal
                                                                               Community Refuse
                                                                               Fremont Sanitation
                                                                               J&J Sanitation
                                                                               Midwest Refuse
                                                                                  Service Commercial
                                                                               Omega Systems
                                                                               Papillion Sanitation
                                                                               River City Recycling
                                                                               Sanitation Systems
                                                                               Saunders County
                                                                                  Disposal
                                                                               Schaben Sanitation
                                                                               Shrader Refuse and
                                                                                  Recycling Service
                                                                                  Company
                                                                               The Garbage
                                                                                  Company
                                                                               Ummel Sanitation
                                                                               Wahoo Sanitation
WASTE CONNECTIONS OF NEW MEXICO, INC.                        Delaware          Silva Sanitation
                                                                               Southwest Disposal
WASTE CONNECTIONS OF OKLAHOMA, INC.                          Oklahoma          B&B Sanitation
                                                                               Oklahoma Disposal
                                                                                  & Sanitation
                                                                               Metropolitan Waste
                                                                                  Services
                                                                               Waste Connections
WASTE CONNECTIONS OF OREGON, INC.                            Oregon            Lebanon-Sweet Home
(f/k/a Sweet Home Sanitation Service, Inc.)                                       Septic Tank Service
                                                                               Ace Sanicans
                                                                               Buck's Sanitary
                                                                                  Service
                                                                               EWSI
                                                                               Hank's Septic Tank
                                                                                  Service
                                                                               Jack Fleming Sanitary
                                                                                  Service
                                                                               Refuse Removal
                                                                               Sweet Home
                                                                                  Sanitation Service
                                                                               Sweet Home Transfer
                                                                                  & Recycling
                                                                               The Dalles Transfer
                                                                                  Station
                                                                               The Dalles Disposal
                                                                               Wally's Portable
                                                                                  Restrooms
                                                                               Hood River Garbage
                                                                                  Service
                                                                               Hood River Recycling
                                                                                  & Transfer Station
WASTE CONNECTIONS OF SOUTH DAKOTA, INC.                      South Dakota      Breck Sanitation
                                                                               Cook's Wastepaper
                                                                                  & Recycling
                                                                               Dakota Data Shred
                                                                               Envirotech Waste
                                                                                  Services
                                                                               Novak Enterprises
                                                                               Novak Sanitary
                                                                                  Service
                                                                               Pierre Recycling
                                                                                  Center
                                                                               Ron's Dray
                                                                               Sioux Valley
                                                                                  Sanitation Service
                                                                               Steve's Garbage
                                                                                  Service
WASTE CONNECTIONS OF TENNESSEE, INC.                         Delaware          Asco Sanitation
                                                                               LMP Transportation
                                                                                  Company
                                                                               Ocoee Environmental
                                                                                  Services
                                                                               Southern Disposal
WASTE CONNECTIONS OF TEXAS, LLC                              Delaware
WASTE CONNECTIONS OF THE CENTRAL VALLEY, INC.                California        Environmental Waste
(f/k/a Kingsburg Disposal Service, Inc.)                                          Management
WASTE CONNECTIONS OF UTAH, INC.                              Delaware          Roche & Sons
WASTE CONNECTIONS OF WASHINGTON, INC.                        Washington        Buchmann Sanitation
                                                                                  Service
                                                                               Clark County Disposal
                                                                                  Group
                                                                               Diamond Fab and
                                                                                  Welding Service
                                                                               Hero
                                                                               Household
                                                                                  Environmental
                                                                                  Recycling Operation
                                                                               The Disposal Group
                                                                               Twin City Sanitary
                                                                                  Service
                                                                               Vancouver Sanitary
                                                                                  Service
WASTE CONNECTIONS OF WYOMING, INC.                           Delaware
WASTE CONNECTIONS TRANSPORTATION CO., INC.                   Oregon
WASTE CONNECTIONS, INC.                                      Delaware          Amador Disposal
                                                                               Service
                                                                               Mother Lode Sani-Hut
                                                                               Mammoth Disposal
                                                                                  Company
                                                                               Mono County Disposal
WASTE SERVICES OF MISSISSIPPI, LLC                           Mississippi
WASTE SERVICES OF N.E. MISSISSIPPI, INC.                     Mississippi
WCI OF GEORGIA, INC.                                         Delaware          Baxter Waste Systems
WEST COAST RECYCLING AND TRANSFER, INC.                      Oregon